Post balance sheet events	9 Months Ended
Oct. 31, 2019
Events After Reporting Period [Abstract]
Post balance sheet events
Post balance sheet events

On December 6, 2019 the Group announced a proposed Fundraising of approximately $50 million through a subscription of 166,157,050 new ordinary shares and a placing of 9,221,400 new ordinary shares at a subscription and placing price of 22.1 pence per new ordinary share ('Fundraising'). The Fundraising requires approval by shareholders at a general meeting of the Company to be held on December 23, 2019.

As a condition of the proposed Fundraising, it is proposed that the admission of the Company's ordinary shares to trading on AIM will be canceled ('AIM Delisting') . The Company's American Depositary Shares ('ADSs') will remain listed on the Nasdaq Stock Market where one ADS is represented by five ordinary shares. The proposed AIM Delisting reflects the increasing focus of Summit's business operations on the United States, and specifically the Company's plans to commercialize ridinilazole in the United States with its own specialized sales force, if approved.

Should shareholders approve the AIM Delisting, the final day of trading on AIM of the ordinary shares is expected to be 21 February 2020. On that basis, the AIM Delisting would take effect at 7:00 am London time on 24 February 2020. Thereafter, ordinary shares will continue to be capable of being held and transferred in certificated form, but there will be no public market in the UK on which shareholders will be able to trade ordinary shares with all public trading of securities in the Company taking place on Nasdaq by way of ADSs.